UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2015 (July 2, 2015)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On July 2, 2015, Caesars Entertainment Operating Company, Inc. (“CEOC”), a majority owned subsidiary of Caesars Entertainment Corporation (“CEC”), filed an amended monthly operating report for the period from May 1, 2015 to May 31, 2015 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the Northern District of Illinois (the “Court”). The Court has had jurisdiction over the reorganization proceedings under Chapter 11 of the United States Bankruptcy Code for CEOC and certain of its U.S. subsidiaries since January 15, 2015. A copy of excerpts from the Monthly Operating Report is attached as Exhibit 99.1 to this report.
The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Cautionary Statement Regarding Financial Operating Data
CEC cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of CEC’s securities, and relates solely to CEOC and certain of its U.S. subsidiaries (collectively the “Debtors”). As a result of the Chapter 11 filing, CEOC in its entirety has been deconsolidated from CEC’s financial statements since January 15, 2015. The Monthly Operating Report is limited in scope, includes financial information related solely to the Debtors, covers a limited time period, does not reflect CEC’s other businesses that are not part of the Chapter 11 proceedings, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the Office of the United States Trustee and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in CEC’s securities, the Monthly Operating Report contains any information beyond that required by the Office of the United States Trustee. The Monthly Operating Report also contains information for periods that are shorter or otherwise different from those required in CEC’s reports pursuant to the Exchange Act, and such information might not be indicative of CEOC’s financial condition or operating results that would be reflected in CEOC’s financial statements that may be expected from any other period or that may be expected if restructuring transactions are consummated. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Excerpt from Monthly Operating Report for the Period from May 1, 2015 to May 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: July 7, 2015	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpt from Monthly Operating Report for the Period from May 1, 2015 to May 31, 2015.